Exhibit 99.2

O-I Additional Information 2nd Quarter ended June 30, 2008

July 31, 2008 2Q 2008 Additional Information 1 Second Quarter 2008 Highlights • Successful investors day event in New York • Retired $250 million senior notes • New Treasurer on board – Mike Gannon • Highest quarterly EPS since the 1991 IPO

July 31, 2008 2Q 2008 Additional Information 2 Reconciliation of GAAP to non-GAAP Items 2nd Quarter 2008 and 2nd Quarter 2007 $ Millions, except per share amounts Earnings EPS Earnings EPS Net earnings 231.3 $ 1.35 $ 149.7 $ 0.89 $ Add loss from discontinued operations 4.1 0.03 Less gain on sale of discontinued operations (3.8) (0.02) Earnings from continuing operations 227.5 1.33 153.8 0.92 Charge for restructuring and asset impairment 4.2 0.02 Gain from recognition of foreign tax credits (13.5) (0.08) 231.7 $ $1.35 140.3 $ $0.84 170.6 167.2 2Q 07 Excluding Note 1 items¹: Earnings from continuing operations exclusive of Note 1 items Diluted shares outstanding (millions) 2Q 08 ¹ Management considers Note 1 items not representative of ongoing operations

July 31, 2008 2Q 2008 Additional Information 3 Reconciliation of GAAP to non-GAAP Items 1st Half 2008 and 1st Half 2007 $ Millions, except per share amounts Earnings EPS Earnings EPS Net earnings 409.4 $ 2.40 $ 202.9 $ 1.22 $ Add loss from discontinued operations 6.2 0.04 Less gain on sale of discontinued operations (7.9) (0.05) Earnings from continuing operations 401.5 2.35 209.1 1.26 Charge for restructuring and asset impairment 13.9 0.08 Gain from recognition of foreign tax credits (13.5) (0.08) 415.4 195.6 Less convertible preferred stock dividend - (10.7) 415.4 $ 2.43 $ 184.9 $ 1.18 $ 170.6 157.8 1H 07 Excluding Note 1 items¹: Earnings from continuing operations exclusive of Note 1 items Diluted shares outstanding (millions) 1H 08 Available to common share owners ¹ Management considers Note 1 items not representative of ongoing operations

July 31, 2008 2Q 2008 Additional Information 4 Net Sales Reconciliation $ Millions 1Q 2Q 1H 2007 segment sales 1,668 $ 1,957 $ 3,625 $ Sales volume (49) (124) (173) Price and product mix 119 154 273 Currency translation 186 201 387 Total reconciling items 256 231 487 2008 segment sales 1,924 2,188 4,112 Other sales 37 22 59 1,961 $ 2,210 $ 4,171 $

July 31, 2008 2Q 2008 Additional Information 5 Segment Operating Profit Reconciliation $ Millions 1Q 2Q 1H 2007 Segment Operating Profit 210 $ 298 $ 508 $ Sales volume (12) (30) (42) Price and product mix 119 154 273 Manufacturing and delivery (55) (97) (152) Operating expenses (0) (5) (5) Currency translation 35 32 67 All other 25 38 63 Total reconciling items 112 92 204 2008 Segment Operating Profit 322 390 712 Retained corporate costs & other 2 (2) (0) 324 $ 388 $ 712 $

July 31, 2008 2Q 2008 Additional Information 6 EPS Reconciliation 1Q 2Q 1H 0.31 $ 0.84 $ 1.18 $ Sales volume (0.05) (0.13) (0.18) Price and product mix 0.48 0.69 1.17 Manufacturing and delivery (0.23) (0.43) (0.66) Operating expenses 0.00 (0.02) (0.02) Retained corporate costs & other 0.12 0.06 0.18 Currency translation 0.14 0.14 0.28 Net interest expense 0.09 0.08 0.17 Effective tax rate 0.19 0.02 0.21 Minority share owners' interests (0.03) (0.03) (0.06) Share count dilution (0.06) (0.03) (0.12) All other 0.12 0.16 0.28 Total reconciling items 0.77 0.51 1.25 1.08 $ 1.35 $ 2.43 $ 2007 non-GAAP EPS¹ 2008 non-GAAP EPS¹ 2 2 1 EPS from continuing operations exclusive of items management considers not representative of ongoing operations. 2 EPS are computed independently for each period presented. As such, the sum of the amounts calculated separately for each quarter do not equal the year-to-date amount.

July 31, 2008 2Q 2008 Additional Information 7 Free Cash Flow 1 Free Cash flow equals cash provided by continuing operating activities less capital spending for continuing operations. 2Q 08 2Q 07 $ Millions 1H 08 1H 07 231.3 $ 149.7 $ Net earnings 409.4 $ 202.9 $ (3.8) 4.1 (Loss) / gain from discontinued operations (7.9) 6.2 227.5 153.8 Earnings from continuing operations 401.5 209.1 Non-cash charges: 124.4 117.9 Depreciation and amortization 247.5 225.3 8.2 - Restructuring and asset impairment 21.1 - 21.6 6.5 All other non-cash charges 10.5 30.7 Payments and other reconciling items: (63.4) (52.7) Asbestos-related payments (103.6) (93.7) (71.0) (51.0) Change in components of working capital (287.8) (223.5) (37.4) (1.3) Change in non-current assets and liabilities (58.6) (14.9) 209.9 173.2 Cash provided by cont. operating activities 230.6 133.0 (83.6) (69.5) Additions to PP&E for continuing operations (129.0) (102.1) 126.3 $ 103.7 $ Free Cash Flow 1 101.6 $ 30.9 $

July 31, 2008 2Q 2008 Additional Information 8 Reportable Segment Results ¹ Amounts by segment from Note 21 to the 2007 financial statements (pgs. 92-93 of Form 10K) are presented in this table on a quarterly basis for historical reference. 2008 $ Millions 2Q 1Q 2Q 3Q 4Q Total1 Net Sales Europe 1,045.7 $ 728.4 $ 901.6 $ 825.2 $ 843.5 $ 3,298.7 $ North America 606.3 523.4 614.0 596.1 537.8 2,271.3 South America 294.1 203.2 231.0 253.1 283.4 970.7 Asia Pacific 242.3 212.5 210.5 239.4 271.9 934.3 Reportable segment totals 2,188.4 1,667.5 1,957.1 1,913.8 1,936.6 7,475.0 Other sales 22.2 16.5 39.9 14.6 20.7 91.7 Total 2,210.6 $ 1,684.0 $ 1,997.0 $ 1,928.4 $ 1,957.3 $ 7,566.7 $ Segment Operating Profit Europe 195.8 $ 74.8 $ 122.5 $ 106.5 $ 129.2 $ 433.0 $ North America 68.1 62.5 85.0 84.1 33.5 265.1 South America 85.5 48.0 58.4 66.1 82.4 254.9 Asia Pacific 40.7 24.7 32.2 42.6 54.5 154.0 Reportable segment totals 390.1 210.0 298.1 299.3 299.6 1,107.0 Retained corporate costs and other (2.1) (27.0) (14.5) (21.4) (15.9) (78.8) Total 388.0 $ 183.0 $ 283.6 $ 277.9 $ 283.7 $ 1,028.2 $ 2007

July 31, 2008 2Q 2008 Additional Information 9 Two Major Currencies v USD AUD v USD $0.70 $0.80 $0.90 $1.00 4Q 1Q 2Q 3Q 4Q 2006 2007 2008 EUR v USD $1.15 $1.30 $1.45 $1.60 4Q 1Q 2Q 3Q 4Q 2006 2007 2008 FX Translation Impact on Segment Operating Profit and Sales 2007 $ Millions 1Q 2Q 3Q 4Q Year 1Q 2Q Sales 79 92 108 171 450 186 202 Segment Operating Profit 8 11 8 25 52 35 32 compared to prior year 2008